UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2017

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.
001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803

(A Missouri Corporation)

1200 Main Street

Kansas City, Missouri 64105

(816) 556-2200

NOT APPLICABLE

(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720

(A Missouri Corporation)

1200 Main Street

Kansas City, Missouri 64105

(816) 556-2200

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This combined Current Report on Form 8-K is being filed by Great Plains Energy Incorporated (“Great Plains Energy”) and Kansas City Power & Light Company (“KCP&L”). KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations. Thus, all information contained in this report relates to, and is filed by, Great Plains Energy. Information that is specifically identified in this report as relating solely to Great Plains Energy does not relate to, and is not filed by, KCP&L. KCP&L makes no representation as to that information.

Item 8.01 Other Events.

As previously disclosed, on May 29, 2016, Great Plains Energy and Westar Energy, Inc., a Kansas corporation (“Westar”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Great Plains Energy, Westar and, from and after its accession thereto, GP Star, Inc., a Kansas corporation and a wholly owned subsidiary of Great Plains Energy (“Merger Sub”). Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Westar, with Westar continuing as the surviving corporation in the merger and a wholly-owned subsidiary of Great Plains Energy.

On May 30, 2017, in accordance with the terms of the Merger Agreement and as agreed by Great Plains Energy and Westar, Great Plains Energy delivered notice to Westar to extend the current “End Date” of May 31, 2017 (as defined in the Merger Agreement) for six months to November 30, 2017. The companies have agreed to extend the end date of the Merger Agreement to provide additional time to determine if a mutually agreeable revised transaction might be negotiated.

The foregoing description of the Merger Agreement is subject to, and is qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Current Report filed by Great Plains Energy on May 31, 2016, and which is incorporated herein by reference.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Great Plains Energy include those factors discussed herein, as well as the items discussed in Great Plains Energy’s 2016 Annual Report on Form 10-K and other factors discussed in filings with the SEC by Great Plains Energy. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Great Plains Energy does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report. This list of factors is not all-inclusive because it is not possible to predict all factors. Additional risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Lori A. Wright
Lori A. Wright
Vice President - Corporate Planning, Investor Relations and Treasurer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Lori A. Wright
Lori A. Wright
Vice President - Corporate Planning, Investor Relations and Treasurer

Date: May 30, 2017